Exhibit 99.2

UniSource Energy Corporation

Supplemental Earnings & Outlook Information

February 27, 2012

September 30,
TABLE OF CONTENTS
Safe Harbor and Non-GAAP Measures	1
Earnings Outlook & Assumptions	2-3
4th Quarter Earnings Variance	4
Year-End Earnings Variance	5
UniSource Energy and TEP O&M	6
TEP Operating Statistics	7
TEP Margin Revenues	8
UNS Electric Operating Statistics	9
UNS Gas Operating Statistics	10
Basic & Diluted Shares Outstanding	11

SAFE HARBOR AND NON-GAAP MEASURES

This document contains forward-looking information that involves risks and uncertainties, which include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other factors listed in UniSource Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UniSource Energy. The forecast assumptions and estimates below are not intended to be a full list of factors which could cause UniSource Energy’s future results to differ from current expectations. Please refer to UniSource Energy’s SEC filings for more information regarding risks and other uncertainties that could cause current expectations to differ from future results.

The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements.

Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company's management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company's operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

UNISOURCE ENERGY 2012 EARNINGS OUTLOOK & ASSUMPTIONS

The table below provides key assumptions related to UniSource Energy’s estimated 2012 earnings of $2.05 to $2.35 per diluted share, as of February 27, 2012.

	Septem	Septem	Septem	Septem
	Actual	Estimated
Key Assumptions	2011	2012	2013	2014
UniSource Consolidated
Base O&M ($ millions)	$270	$270
Change vs. Prior Year	1.8%	0.0%

Effective Income Tax Rate	38.0%	39.7%

Avg. Basic Shares Outstanding (millions)	37.0	38.0

Avg. Diluted Shares Outstanding (millions)	41.6	41.7

TEP

Retail Sales—(GWh)	9,332	9,267

Change vs. Prior Year	0.4%	-0.7%	approx. 1.5%/yr

Retail Sales—Weather Normalized (GWh)	9,226

Retail Customers (Yr End)	404,299	406,135
Change vs. Prior Year	0.4%	0.5%	approx. 1%/yr

Long-Term Wholesale Sales (GWh)
Salt River Project (SRP)	779	500
Navajo Tribal Utility Authority (NTUA)	218	245

Long-Term Wholesale Sales—Pre-Tax Margin ($millions)	$13	$8

Other Expenses ($ millions)
Capital Lease Amortization	$14	$14	$15	$16

Capital Lease Interest Expense (Net of Interest Income on Investment in Lease Debt)	$38	$34	$25	$10

Interest Expense on Long-Term and Short-Term Debt (Excluding Capital Lease Interest Expense)	$51	$54

	September 30,	September 30,	September 30,	September 30,
	Actual	Estimated
Key Assumptions	2011	2012	2013	2014
UES
UNS Gas Retail Sales (Millions of Therms)	114	112
Avg. Change vs. Prior Year	1.9%	-1.8%	approx. 1.7%

UNS Electric Retail Sales (GWh)	1,853	1,766
Avg. Change vs. Prior Year	-0.2%	-4.7%	approx. 1%

TEP Long-Term Wholesale Sales

In 2011 and 2010, TEP’s margin on long-term wholesale sales was $13 million and $28 million, respectively. TEP’s two primary long-term wholesale contracts are with SRP and NTUA.

Salt River Project

Prior to June 1, 2011, under the terms of the SRP contract, TEP received a monthly demand charge of approximately $1.8 million, or $22 million annually, and sold the energy at a price based on TEP’s average fuel cost. From June 1, 2011 to December 31, 2011, SRP was required to purchase 73,000 MWh per month. From January 1, 2012 through the end of the contract in May 2016, SRP is required to purchase 500,000 MWh of on-peak energy per year. TEP does not receive a demand charge and the price of energy is based on a discount to the price of on-peak power on Palo Verde Market Index. As of February 21, 2012, the average around-the-clock forward price of on-peak power on the Palo Verde Market Index for the calendar year 2012 was $30.33 MWh.

Navajo Tribal Utility Authority

TEP serves the portion of NTUA’s load that is not served from NTUA’s allocation of federal hydroelectric power. Over the last three years, sales to NTUA averaged 225,000 MWh. Since 2010, the price of 50% of the MWh sales from June to September has been based on the Palo Verde Market Index. In 2011, approximately 12% of the total energy sold to NTUA was priced based on the Palo Verde Market Index. The remaining power sales occur at a fixed price under TEP’s contract with NTUA.

UNISOURCE ENERGY 2012 EARNINGS ESTIMATE SENSITIVITIES

	September 30,	September 30,	September 30,
	Pre-Tax	After-Tax	Per Diluted
2012 Sensitivities	(millions)	(millions)	Share
1% Change in Total Utility Retail Sales (Based on average margin rate across all customer classes)	$6.0	$3.6	$0.09
1% Change in UNS Consolidated Base O&M	$2.7	$1.6	$0.04
$5 / MWh Change in Wholesale Power Prices – SRP Contract	$2.5	$1.5	$0.04
1% Increase in Rate on TEP's Un-hedged Long-Term Variable Rate Debt ($215 million outstanding at 12/31/11 of which $50 million is hedged)	$(1.7)	$(1.0)	$(0.02)

UNISOURCE ENERGY 4TH QUARTER EARNINGS VARIANCE EXPLANATION

	September 30,	September 30,	September 30,	September 30,	September 30,
	4th Quarter 2010 UniSource Energy Net Income				$11.3

	4th Quarter		Change
TEP	2011	2010	Pre-Tax	After Tax
	-millions of dollars-
Utility Gross Margin Components:
Retail Margin Revenues*	$118.1	$117.4	$0.7	$0.5
L-T Wholesale Margin Revenues*	1.4	8.0	(6.6)	(4.4)
Transmission Revenues	4.1	5.3	(1.2)	(0.8)

Total	123.6	130.7	(7.1)	(4.8)
Other Income Sources:
Operating synergies—Springerville Units 3&4	5.9	5.8	0.1	0.1
Expenses:
Base O&M*	63.9	65.4	(1.5)	(1.0)
Depreciation	26.8	25.4	1.4	0.9
Amortization	9.4	8.2	1.2	0.8
Total Other Deductions	2.6	0.3	2.3	1.5
Total Interest Expense	23.6	23.9	(0.3)	(0.2)
Other Line Item Changes	1.7	1.7	0.0	0.0
Income Tax Expense (Benefit)	(0.1)	1.5	NM	(1.6)

TEP Net Income (GAAP)	$1.6	$10.1	NM	$(8.5)

	Change in TEP Net Income				(8.5)

Other Business Segments—After Tax Amounts
UNS Electric Net Income	$3.3	$3.4	NM	$(0.1)
UNS Gas Net Income	4.3	3.3	NM	1.0
Millennium Energy Holdings Net Income/(Loss)	0.3	(4.2)	NM	4.5
Other and Consolidating Adj.	(1.3)	(1.3)	NM	0.0

Total Income (Loss) from Other Business Segments and Consolidating Adjustments	$6.6	$1.2	NM	$5.4

	Change in UNS Electric, UNS Gas and Other				5.4

	4th Quarter 2011 UniSource Energy Net Income				$8.2

*	Retail Margin Revenues, Long-Term Wholesale Margin and Base O&M are all non-GAAP measures. See pages 6 and 8 for are conciliation of these non-GAAP measures.

Q4 Variance Explanation

UNISOURCE ENERGY YEAR OVER YEAR EARNINGS VARIANCE EXPLANATION

	September 30,	September 30,	September 30,	September 30,	September 30,
	December 31, 2010 UniSource Energy Net Income				$113.0
	Year End		Change
TEP	2011	2010	Pre-Tax	After Tax
	-millions of dollars-
Utility Gross Margin Components:
Retail Margin Revenues*	$550.6	$550.6	$0.0	$0.0
L-T Wholesale Margin Revenues*	13.1	28.3	(15.2)	(9.4)
Transmission Revenues	16.4	20.9	(4.5)	(2.8)

Total	580.1	599.8	(19.7)	(12.2)
Other Income Sources:
El Paso Settlement	7.4	0.0	7.4	4.6
Operating synergies—Springerville Units 3&4	24.1	23.8	0.3	0.2
Expenses:
Loss related to the settlement of a dispute over transactions with the California Power Exchange (CPX)	0.0	3.0	(3.0)	(1.9)
Base O&M*	236.5	227.8	8.7	5.4
Depreciation	104.9	99.5	5.4	3.3
Amortization	34.7	32.2	2.5	1.6
Total Other (Income) / Deductions	2.8	(1.8)	4.6	2.9
Total Interest Expense	89.3	87.7	1.6	1.0
Other Line Item Changes	6.1	7.0	(0.9)	(0.6)
Income Tax Expense	52.0	59.9	NM	(7.9)

TEP Net Income (GAAP)	$85.3	$108.3	NM	$(23.0)

		Change in TEP Net Income			(23.0)

Other Business Segments—After Tax Amounts
UNS Electric Net Income**	$17.7	$15.5	NM	$2.2
UNS Gas Net Income	10.2	8.6	NM	1.6
Millennium Energy Holdings Net Income/(Loss)	2.3	(13.5)	NM	15.8
Other and Consolidating Adj.	(5.5)	(5.9)	NM	0.4

Total Other Income and Consolidating Adjustments	$24.7	$4.7	NM	$20.0

	Change in UNS Electric, UNS Gas and Other				20.0

	December 31, 2011 UniSource Energy Net Income				$110.0

*	Retail Margin Revenues, Long-Term Wholesale Margin and Base O&M are all non-GAAP measures. See pages 7 and 9 for are conciliation of these non-GAAP measures.

**	UNS Electric’s results in 2010 include a after-tax gain of $1.8 million related to the settlement of a dispute over transactions with

YE Variance Explanation

UNISOURCE ENERGY AND TEP O&M

	September 30,	September 30,	September 30,	September 30,
UniSource Energy	4th Quarter		Year End
O&M Components	2011	2010	2011	2010
	-millions of dollars-		-millions of dollars-
TEP Base O&M (Non-GAAP)	$63.9	$65.4	$236.5	$227.8
UNS Gas Base O&M (Non-GAAP)	6.2	6.7	23.9	24.6
UNS Electric Base O&M (Non-GAAP)	5.6	5.6	20.6	21.1
Consolidating Adjustments & Other	(3.9)	(1.9)	(11.2)	(8.4)

UniSource Energy Base O&M (Non-GAAP)	$71.8	$75.8	$269.8	$265.1
Reimbursed O&M Related to Springerville Units 3 and 4	14.4	24.0	62.9	64.5
O&M Related to Customer-funded Renewable Energy and DSM Programs	11.1	11.3	46.5	40.4

UniSource Energy O&M (GAAP)	$97.3	$111.1	$379.2	$370.0

TEP	4th Quarter		Year End
O&M Components	2011	2010	2011	2010
	-millions of dollars-		-millions of dollars-
TEP Base O&M (Non-GAAP)	$63.9	$65.4	$236.5	$227.8
O&M Recorded in Other Expense	(2.8)	(2.2)	(8.0)	(7.1)
Reimbursed O&M Related to Springerville Units 3 and 4	14.4	24.0	62.9	64.5
O&M Related to Customer-funded Renewable Energy and DSM Programs	8.9	9.8	39.4	31.4

TEP O&M (GAAP)	$84.4	$97.0	$330.8	$316.6

Base O&M, a non-GAAP financial measure, should not be considered as an alternative to Other O&M, which is determined in accordance with GAAP. We believe Base O&M provides useful information to investors because it represents the fundamental level of operating and maintenance expense related to our core utility business. Base O&M excludes expenses that are directly offset by revenues collected from customers and other third parties.

O&M

TEP - OPERATING STATISTICS

	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx
	Three Months Ended December 31,				Year End
	2011	2010	Incr (Decr)	% Change	2011	2010	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	367,083	366,174	909	0.2%	366,582	365,768	814	0.2%
Commercial	36,174	35,885	289	0.8%	36,058	35,860	198	0.6%
Industrial	636	637	(1)	-0.2%	636	633	3	0.5%
Mining	3	3	—	0.0%	2	2	—	0.0%
Other	62	62	—	0.0%	62	62	—	0.0%

Total	403,958	402,761	1,197	0.3%	403,340	402,325	1,015	0.3%

RETAIL SALES—MWH
Residential	779,550	760,533	19,017	2.5%	3,888,011	3,869,540	18,471	0.5%
Commercial	455,688	447,568	8,120	1.8%	1,972,526	1,963,469	9,057	0.5%
Industrial	491,555	499,249	(7,694)	-1.5%	2,145,163	2,138,749	6,414	0.3%
Mining	272,138	272,755	(617)	-0.2%	1,083,071	1,079,327	3,744	0.3%
Other	61,086	62,635	(1,549)	-2.5%	243,337	240,703	2,634	1.1%

Total	2,060,017	2,042,740	17,277	0.8%	9,332,108	9,291,788	40,320	0.4%

RETAIL USAGE—KWH/CUSTOMER
Residential	2,124	2,077	47	2.3%	10,606	10,579	27	0.3%
Commercial	12,597	12,472	125	1.0%	54,704	54,754	(50)	-0.1%
Industrial	772,885	783,750	(10,865)	-1.4%	3,372,898	3,378,750	(5,852)	-0.2%
Mining	90,712,667	90,918,333	(205,666)	-0.2%	541,535,500	539,663,500	1,872,000	0.3%
Other	985,258	1,010,242	(24,984)	-2.5%	3,924,790	3,882,306	42,484	1.1%

Total	5,100	5,072	28	0.6%	23,137	23,095	42	0.2%

WEATHER -COOLING DEGREE DAYS
Actual	49	53	(4)	-7.5%	1,528	1,543	(15)	-1.0%
10-Year Average	38	36			1,473	1,468
% Change Actual vs. 10-Year Avg.	28.9%	47.2%			3.7%	5.1%

WEATHER—HEATING DEGREE DAYS
Actual	694	500	194	38.8%	1,597	1,469	128	8.7%
10-Year Average	566	559			1,417	1,430
% Change Actual vs. 10-Year Avg.	22.6%	-10.6%			12.7%	2.7%

ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices
Palo Verde Index—$/MWh
On Peak	$33.28	$34.49	$(1.21)	-3.5%	$36.23	$38.93	$(2.70)	-6.9%
Off Peak	$24.55	$26.21	$(1.66)	-6.3%	$21.60	$28.00	$(6.40)	-22.9%
Avg. Natural Gas Prices
Permian Index—$/MMBtu	$3.43	$3.58	$(0.15)	-4.2%	$3.89	$4.18	$(0.29)	-6.9%

TEP Operating Stats

TEP - RETAIL AND WHOLESALE MARGIN REVENUES

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Three Months Ended December 31,				Year End
	2011	2010	Incr (Decr)	% Change	2011	2010	Incr (Decr)	% Change
RETAIL REVENUES—$ MILLIONS
Margin Revenues:
Residential	$49.3	$48.1	$1.2	2.5%	$251.9	$251.5	$0.4	0.2%
Commercial	36.4	35.7	0.7	2.0%	160.0	159.1	0.9	0.6%
Industrial	21.6	22.7	(1.1)	-4.8%	94.8	96.8	(2.0)	-2.1%
Mining	7.7	7.8	(0.1)	-1.3%	31.6	31.0	0.6	1.9%
Other	3.1	3.1	—	0.0%	12.3	12.2	0.1	0.8%

Total	$118.1	$117.4	$0.7	0.6%	$550.6	$550.6	—	0.0%
DSM / REST	10.5	8.0	2.5	31.3%	46.6	37.8	8.8	23.3%
Fuel Revenues:
Recovered from Customers	61.1	57.5	3.6	6.3%	306.7	279.8	26.9	9.6%

Total Retail Revenues	$189.7	$182.9	$6.8	3.7%	$903.9	$868.2	$35.7	4.1%

RETAIL REVENUES—CENTS / KWH
Margin Revenues:
Residential	6.32	6.32	—	0.0%	6.48	6.50	(0.02)	-0.3%
Commercial	7.99	7.98	0.01	0.1%	8.11	8.10	0.01	0.1%
Industrial	4.39	4.55	(0.16)	-3.5%	4.42	4.53	(0.11)	-2.4%
Mining	2.83	2.86	(0.03)	-1.0%	2.92	2.87	0.05	1.7%
Other	5.07	4.95	0.12	2.4%	5.05	5.07	(0.02)	-0.4%

Total	5.73	5.75	(0.02)	-0.3%	5.90	5.93	(0.03)	-0.5%
DSM / REST	0.51	0.39	0.12	30.8%	0.50	0.41	0.09	22.0%
Fuel Revenues:
Recovered from Customers	2.97	2.81	0.16	5.7%	3.29	3.01	0.28	9.3%

Total Retail Revenues	9.21	8.95	0.26	2.9%	9.69	9.34	0.35	3.7%

LONG-TERM WHOLESALE MARGIN (Non-GAAP)—$ MILLIONS
Long-Term Wholesale Margin Revenues (Non-GAAP)	$1.4	$8.0	$(6.6)	-82.5%	$13.1	$28.3	$(15.2)	-53.7%
Fuel and Purchased Power Expense Allocated to Long-
Term Wholesale Revenues	6.8	5.9	0.9	15.3%	28.0	27.4	0.6	2.2%

Long-Term Wholesale Revenues	$8.2	$13.9	$(5.7)	-41.0%	$41.1	$55.7	$(14.6)	-26.2%
Wholesale Transmission Revenues	4.1	5.3	(1.2)	-22.6%	16.4	20.9	(4.5)	-21.5%
Short-term Wholesale Revenues	20.9	24.9	(4.0)	-16.1%	72.4	64.5	7.9	12.2%

Electric Wholesale Sales (GAAP)	$33.2	$44.1	$(10.9)	-24.7%	$129.9	$141.1	$(11.2)	-7.9%

Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Net Electric Retail Sales, which is determined in accordance with GAAP. Retail Margin Revenues excludes: (i) revenues collected from retail customers that are directly offset by expenses recorded in other line items; and (ii) revenues collected from third parties that are unrelated to kWh sales to retail customers. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

Long-Term Wholesale Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Electric Wholesale Sales, which is determined in accordance with GAAP. We believe the change in Long-Term Wholesale Margin Revenues between periods provides useful information to investors because it demonstrates the underlying profitability of TEP’s long-term wholesale sales contracts. Long-Term Wholesale Margin Revenues represents the portion of long-term wholesale revenues available to cover the operating expenses of our core utility business.

TEP Margin Revenues

UNS ELECTRIC - OPERATING STATISTICS

	Three Months Ended December 31,				Year End
	2011	2010	Incr (Decr)	% Change	2011	2010	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	80,596	80,224	372	0.5%	80,576	80,168	408	0.5%
Commercial	10,406	10,343	63	0.6%	10,387	10,345	42	0.4%
Industrial	21	22	(1)	-4.5%	22	23	(1)	-4.3%
Mining	2	2	—	0.0%	2	2	—	0.0%
Other	325	258	67	26.0%	268	264	4	1.5%

Total	91,350	90,849	501	0.6%	91,255	90,802	453	0.5%

RETAIL SALES — MWH
Residential	175,800	167,895	7,905	4.7%	827,795	820,352	7,443	0.9%
Commercial	139,126	136,381	2,745	2.0%	601,871	606,241	(4,370)	-0.7%
Industrial	53,498	53,770	(272)	-0.5%	220,930	219,241	1,689	0.8%
Mining	28,146	60,054	(31,908)	-53.1%	200,619	209,307	(8,688)	-4.2%
Other	506	498	8	1.6%	1,689	2,018	(329)	-16.3%

Total	397,076	418,598	(21,522)	-5.1%	1,852,904	1,857,159	(4,255)	-0.2%

RETAIL USAGE — KWH/CUSTOMER
Residential	2,181	2,093	88	4.2%	10,273	10,233	40	0.4%
Commercial	13,370	13,186	184	1.4%	57,945	58,602	(657)	-1.1%
Industrial	2,547,524	2,444,091	103,433	4.2%	10,042,273	9,532,217	510,056	5.4%
Mining	NM	NM	NM	N/M	NM	NM	NM	N/M
Other	1,557	1,930	(373)	-19.3%	6,302	7,644	(1,342)	-17.6%

Total	4,347	4,608	(261)	-5.7%	20,305	20,453	(148)	-0.7%

RETAIL REVENUES — MILLIONS
Margin Revenues:
Residential	$6.8	$6.4	$0.4	6.2%	$31.2	$27.4	$3.8	13.9%
Commercial	6.9	7.0	(0.1)	-1.4%	28.9	27.3	1.6	5.9%
Industrial	2.3	2.3	—	0.0%	9.0	8.6	0.4	4.7%
Mining	1.7	1.6	0.1	6.2%	6.6	5.4	1.2	22.2%
Other	0.1	—	0.1	N/M	0.3	0.4	(0.1)	-25.0%

Total Margin Revenues	$17.8	$17.3	$0.5	2.9%	$76.0	$69.1	$6.9	10.0%
DSM / REST	2.2	1.7	0.5	29.4%	6.6	8.5	(1.9)	-22.4%
Fuel Revenues:
Recovered from Customers	20.0	24.4	(4.4)	-18.0%	99.3	105.2	(5.9)	-5.6%

Total Retail Revenues	$40.0	$43.4	$(3.4)	-7.8%	$181.9	$182.8	$(0.9)	-0.5%

WEATHER — COOLING DEGREE DAYS
Actual	579	587	(8)	-1.4%	9,092	8,821	271	3.1%
10-Year Average	560	569			8,994	9,031
% Change Actual vs. 10-Year Avg.	3.4%	3.2%			1.1%	-2.3%

WEATHER — HEATING DEGREE DAYS
Actual	2,801	2,410	391	16.2%	6,794	6,629	165	2.5%
10-Year Average	2,559	2,532			6,399	6,418
% Change Actual vs. 10-Year Avg.	9.5%	-4.8%			6.2%	3.3%

Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Retail Revenues, which is determined in accordance with GAAP. Retail Margin Revenues exclude revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

UNS Electric Op. Stats

UNS GAS - OPERATING STATISTICS

	Three Months Ended December 31				Year End
	2011	2010	Incr (Decr)	% Change	2011	2010	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	134,673	133,729	944	0.7%	134,227	133,337	890	0.7%
Commercial	11,282	11,178	104	0.9%	11,243	11,231	12	0.1%
Industrial	22	22	—	0.0%	22	23	(1)	-4.3%
Other	1,122	1,105	17	1.5%	1,117	1,095	22	2.0%

Total	147,099	146,034	1,065	0.7%	146,609	145,686	923	0.6%

RETAIL SALES—THOUSANDS OF THERMS
Residential	25,830	23,434	2,396	10.2%	73,925	73,083	842	1.2%
Commercial	10,208	9,273	935	10.1%	31,091	30,209	882	2.9%
Industrial	719	575	144	25.0%	2,374	1,932	442	22.9%
Other	2,349	2,163	186	8.6%	6,614	6,628	(14)	-0.2%

Total	39,106	35,445	3,661	10.3%	114,004	111,852	2,152	1.9%

RETAIL USAGE—THERMS/CUSTOMER
Residential	192	175	17	9.7%	551	548	3	0.5%
Commercial	905	830	75	9.0%	2,765	2,690	75	2.8%
Industrial	32,682	26,136	6,546	25.0%	107,909	84,000	23,909	28.5%
Other	2,094	1,957	137	7.0%	5,921	6,053	(132)	-2.2%

Total	266	243	23	9.5%	778	768	10	1.3%

RETAIL REVENUES—MILLIONS
Margin Revenues:
Residential	$12.3	$11.4	$0.9	7.9%	$39.7	$38.7	$1.0	2.6%
Commercial	3.4	3.1	0.3	9.7%	10.7	10.2	0.5	4.9%
Other	0.7	0.7	—	0.0%	2.2	2.1	0.1	4.8%

Total Margin Revenues	$16.4	$15.2	$1.2	7.9%	$52.6	$51.0	$1.6	3.1%
DSM Revenues	0.3	0.3	—	0.0%	1.1	1.0	0.1	10.0%
Transport/NSP Revenues	4.0	4.2	(0.2)	-4.8%	16.6	17.4	(0.8)	-4.6%
Fuel Revenues:
Recovered from Customers	25.8	25.4	0.4	1.6%	77.3	76.5	0.8	1.0%

Total Gas Revenues	$46.5	$45.1	$1.4	3.1%	$147.6	$145.9	$1.7	1.2%

WEATHER—HEATING DEGREE DAYS
Actual	10,080	9,138	942	10.3%	25,794	25,457	337	1.3%
10-Year Average	9,622	9,545			24,894	24,828
% Change Actual vs. 10-Year Avg.	4.8%	-4.3%			3.6%	2.5%

Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Gas Revenues, which is determined in accordance with GAAP. Retail Margin Revenues excludes revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility

UNS Gas Op. Stats

BASIC AND DILUTED SHARES OUTSTANDING

	September 30,	September 30,	September 30,
	Years Ended December 31,
	2011	2010	2009
	-In Thousands-
Numerator:
Net Income	$109,975	$112,984	$105,901
Income from Assumed Conversion of Convertible Senior Notes	4,390	4,390	4,390

Adjusted Numerator	$114,365	$117,374	$110,291

Denominator:
Weighted-average Shares of Common Stock Outstanding
Common Shares Issued	36,780	36,200	35,653
Participating Securities	53	92	100
Fully Vested Deferred Stock Units	129	123	105

Total Weighted-average Shares of Common Stock Outstanding and Participating Securities—Basic	36,962	36,415	35,858

Effect of Diluted Securities
Convertible Senior Notes	4,281	4,178	4,093
Options and Stock Issuable under Employee Benefit Plans and the Directors’ Plan	366	448	499

Total Shares	41,609	41,041	40,450

The following table shows the number of stock options excluded from the diluted EPS computation because the stock option’s exercise price was greater than the average market price of the Common Stock:

	September 30,	September 30,	September 30,
	Years Ended December 31,
	2011	2010	2009
	-In Thousands-
Stock Options Excluded from the Diluted EPS Computation	153	212	395

Diluted Share Count